United States
Securities and Exchange Commission

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 22, 2004

MID-STATE BANCSHARES

(Name of Small Business Issuer in its Charter)

California	000-23925	77-0442667
(State or Other Jurisdiction of Incorporation or Organization)	(File Number)	(I.R.S. Employer Identification No.)

1026 Grand Ave. Arroyo Grande, CA	93420
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including area code:   (805) 473-7700

Item 7.            EXHIBITS

Exhibit No.	Description

99.1	Press Release of July 22, 2004

Item 12.         DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On July 22, 2004 the Company issued a press release announcing earnings for the quarter ended June 30, 2004.  The press release is attached to this current report as Exhibit 99.1 and is incorporated by reference to this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 22, 2004	MID-STATE BANCSHARES

	By:	/S/ JAMES W. LOKEY
James W. Lokey
President
Chief Executive Officer

	By:	/S/ JAMES G. STATHOS
James G. Stathos
Executive Vice President
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release announcing Mid-State Bancshares Earnings for the Second Quarter 2004